UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
Amendment No. 1

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 27, 2018

PERNIX THERAPEUTICS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 793-2145

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

As previously reported under Item 1.01 of the Current Report on Form 8-K of Pernix Therapeutics Holdings, Inc. ("the Company"), filed with the U.S. Securities and Exchange Commission ("SEC") on July 31, 2018, (the "Original 8-K), on July 27, 2018 (the "Closing Date"), Nalpropion Pharmaceuticals, Inc. ("Nalpropion"), a special purpose vehicle jointly owned by Pernix Ireland Pain Designated Activity Company ("PIP DAC"), a wholly owned subsidiary of the Company, and funds managed by Highbridge Capital Management, LLC ("Highbridge") and Whitebox Advisors LLC ("Whitebox"), closed the transactions contemplated by that certain Asset Purchase Agreement, dated April 23, 2018, by and between Orexigen Therapeutics, Inc. ("Orexigen") and Nalpropion. On the Closing Date, Nalpropion acquired substantially all of the assets of Orexigen, including worldwide rights to Contrave® (naltrexone HCl / bupropion HCl) ("Contrave"), a prescription-only weight loss medication (the "Orexigen Acquisition"). The purchase price for the Orexigen Acquisition was $73.5 million with $5 million held back to cover potential indemnification claims. PIP DAC contributed 10%, or $7.35 million, to Nalpropion towards the purchase of Orexigen. As a result, the Company, through PIP DAC, owns 10% of the equity and has one of three seats on the Board of Directors of Nalpropion. Nalpropion qualifies as a variable interest entity based on its governance structure and its contractual relationship with the Company, and the Company will therefore consolidate Nalpropion in its consolidated financial statements since the Company has the power to direct activities that most significantly impact Nalpropion's economic performance. The Company measured the significance of the acquisition and determined that the total assets acquired exceed 20% or more of the total assets as reflected on the Company's most recent annual balance sheet filed with the SEC.

Forward-Looking Statements

This Amendment No. 1 to the Current Report on Form 8-K, including the Exhibits attached hereto, may contain "forward-looking statements" and information within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are subject to the "safe harbor" created by those sections. These forward-looking statements include, but are not limited to, statements concerning the Company's strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements and you should not place undue reliance on the Company's forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that could cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the risks set forth in Part I, Item 1A. of the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 8, 2018, Part II, Item 1A. of the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, filed with the SEC on August 9, 2018 and in the other documents the Company files with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Amendment No. 1 to the Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changes events or circumstances after the date of this release, unless required by law.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The historical audited consolidated financial statements of Orexigen as of December 31, 2017 and 2016 and for each of the two years in the period ended December 31, 2017, is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

The historical unaudited consolidated financial statements of Orexigen as of June 30, 2018 and 2017 and for the six months ended June 30, 2018 and 2017 is attached as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of June 30, 2018 and for the six months ended June 30, 2018 and the year ended December 31, 2017, which give effect to the Orexigen Acquisition, is attached hereto as Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
23.1*	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
23.2*	Consent of Cherry Bekaert LLP, Independent Registered Public Accounting Firm.
99.1

Press release dated July 30, 2018, issued by Pernix Therapeutics Holdings, Inc. (incorporated herein by reference to Exhibit 99.1 to Pernix Therapeutics Holdings, Inc.'s Current Report on Form 8-K filed on July 31, 2018).

99.2*	Audited Consolidated Financial Statements of Orexigen Therapeutics, Inc. as of December 31, 2017 and 2016 and for each of the two years in the period ended December 31, 2017.
99.3*	Unaudited Consolidated Financial Statements of Orexigen Therapeutics, Inc. as of June 30, 2018 and for the six months ended June 30, 2018 and 2017.
99.4*	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2018 and for the six months ended June 30, 2018 and the year ended December 31, 2017.

*     Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: October 9, 2018	By:	/s/ Angus W. Smith
Angus W. Smith
Senior Vice President, Chief Business Officer and Principal Financial Officer